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                         SUPPLEMENT DATED APRIL 1, 1997
                      TO PROSPECTUS DATED FEBRUARY 14, 1996
                                       OF
                            SIERRA PRIME INCOME FUND
                                  P.O. BOX 5118
                       WESTBORO, MASSACHUSETTS 01581-5118

The Prospectus, dated February 14, 1996, as supplemented to date, for the Sierra Prime Income Fund (the "Fund") is amended and supplemented as follows:

In the section "MANAGEMENT OF THE FUND -- THE ADVISOR" on page 22, add the following paragraph after the third paragraph:

         On March 6, 1997, Great Western Financial Corporation ("Great Western"), the indirect parent of Sierra Advisors, the Fund's investment advisor, and Washington Mutual, Inc. ("Washington Mutual"), a financial services company, announced that they had entered into an Agreement and Plan of Merger providing for the merger of Great Western with and into a wholly-owned subsidiary of Washington Mutual (the "Merger"). Subject to the satisfaction or waiver of certain conditions, including the receipt of necessary shareholder and regulatory approvals, it is anticipated that the Merger would close in the third quarter of 1997. Following the Merger, Sierra Advisors would be an indirect subsidiary of Washington Mutual. The Merger was announced following the announcement by H.F. Ahmanson ("Ahmanson") of an unsolicited proposal for the merger of Great Western and Ahmanson, which proposal was subsequently revised and is outstanding.

In the section "MANAGEMENT OF THE FUND -- THE SUB-ADVISOR" on page 22, add the following two paragraphs after the third paragraph:

         On February 5, 1997, Morgan Stanley Group Inc. ("Morgan Stanley") and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management. Morgan Stanley is the indirect parent of Van Kampen American Capital Management Inc. ("Van Kampen"), the Fund's investment sub-advisor.

         Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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